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                                                           EXHIBIT 10.24

                      SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of November 29, 1995, is entered into among KEVCO, INC., a Texas corporation ("Borrower"), the banks listed on the signature pages hereof (collectively, the "Lenders"), and NATIONSBANK OF TEXAS, N.A., as Administrative Lender (in said capacity, the "Administrative Lender").


     A. Borrower, Lenders and Administrative Lender heretofore entered into that certain Credit Agreement, dated as of June 30, 1995, as amended by that certain First Amendment to Credit Agreement dated as of September 1, 1995 (as the same may be further amended or modified, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     B. Borrower, Lenders and Administrative Lender desire to amend the Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Lenders and Administrative Lender covenant and agree as follows:

     1.   AMENDMENTS TO CREDIT AGREEMENT.
          ------------------------------

     (a) The definition of "Leverage Ratio" set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Leverage Ratio" means, for any date of determination (which shall be
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     as of the last day of any fiscal quarter), the ratio of (a) Total Debt as of the date of determination to (b) EBITDA (calculated as of (i)
     September 30, 1995, annualized using EBITDA for the immediately preceding fiscal quarter, (ii) December 31, 1995, annualized using EBITDA for the immediately preceding two fiscal quarters, (iii) March 31, 1996, annualized using EBITDA for the immediately preceding three fiscal quarters, and
     (iv) each date of determination thereafter, using EBITDA for the immediately preceding four fiscal quarters).

     (b) The following Section 7.1(f) is hereby added to the Credit Agreement and the existing Section 7.1(f) is hereby re-lettered as Section 7.1(g):

          (f) Indebtedness incurred in connection with the Borrower's purchase of a corporate jet not to exceed $2,500,000 in aggregate amount; and

     (c) Section 7.9 of the Credit Agreement is hereby amended to read in its entirety as follows:
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          Section 7.9  Fixed Charge Coverage Ratio.  The Borrower shall not
                       ---------------------------
     permit the Fixed Charge Coverage Ratio to be less than 1.50 to 1 at the end of any fiscal quarter (calculated as of (a) September 30, 1995, using Fixed Charges and Pretax Cash Flow for the immediately preceding fiscal quarter,
     (b) December 31, 1995, using Fixed Charges and Pretax Cash Flow for the immediately preceding two fiscal quarters, (c) March 31, 1996, using Fixed Charges and Pretax Cash Flow for the immediately preceding three fiscal quarters, and (d) each date of determination thereafter, using Fixed Charges and Pretax Cash Flow for the immediately preceding four fiscal quarters.

     (d) Section 7.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

          Section 7.13  Capital Expenditures and Acquisitions.  The Borrower
                        -------------------------------------
     shall not permit the sum of (i) Capital Expenditures to be paid or incurred by it and its Subsidiaries (excluding the Borrower's purchase of a corporate jet not to exceed $2,500,000 in aggregate amount) and (ii) cash consideration paid for Acquisitions to exceed, in aggregate amount, $2,000,000 during any fiscal year.

     2.   WAIVER.
          ------

     (a) Lenders hereby waive the Event of Default resulting from Borrower's failure to comply with Section 7.4(b) of the Credit Agreement by not prepaying Term Loan Advances with the Net Cash Proceeds in excess of $250,000 received from Borrower's sale of a King Air aircraft.

     (b) Lenders hereby waive the requirement set forth in Section 3.1(l) of the Credit Agreement that Borrower deliver to the Administrative Lender a Deed of Trust on each piece of real property then owned by Borrower or any of its Subsidiaries. In no manner does this waiver relinquish, modify or impair any rights the Administrative Lender and the Lenders may have pursuant to
Section 5.13 to request delivery of any such Deeds of Trust in the future.

     3.   REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its
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execution and delivery hereof, Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1 and the waiver contemplated by the foregoing Section 2:

     (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) Borrower has full power and authority to execute and deliver this Second Amendment, and this Second Amendment and the Credit Agreement, as amended hereby,

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constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

     (d) no authorization, approval consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of Borrower) is required for the execution, delivery or performance by Borrower of this Second Amendment.

     4.   CONDITIONS OF EFFECTIVENESS.  This Second Amendment shall be effective
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as of November 29, 1995, subject to the following:

     (a) Administrative Lender shall have received counterparts of this Second Amendment executed by each Lender; and

     (b) Administrative Lender shall have received counterparts of this Second Amendment executed by Borrower.

     5.   REFERENCE TO THE CREDIT AGREEMENT.
          ---------------------------------

     (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Second Amendment.

     (b) The Credit Agreement, as amended by this Second Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     6.   COSTS, EXPENSES AND TAXES.  Borrower agrees to pay on demand all costs
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and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of the Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for Administrative Lender with respect thereto and with respect to advising Administrative Lender as to its rights and responsibilities under the Credit Agreement, as amended by this Second Amendment).

     7.   EXECUTION IN COUNTERPARTS.  This Second Amendment may be executed in
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any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     8.   GOVERNING LAW; BINDING EFFECT.  This Second Amendment shall be
          -----------------------------
governed by and construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

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     9.   HEADINGS.  Section headings in this Second Amendment are included
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herein for convenience of reference only and shall not constitute a part of this
Second Amendment for any other purpose.

     10.  ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND
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AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN
THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.


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     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first above written.

                                        KEVCO, INC.



                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        NATIONSBANK OF TEXAS, N.A.
                                        as Administrative Lender and as a Lender



                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        THE DAIWA BANK, LIMITED



                                        By: /s/ James W. Jang
                                           ------------------------------------
                                        Title:  V.P. & Manager
                                              ---------------------------------


                                        By: /s/ [SIGNATURE ILLEGIBLE]
                                           ------------------------------------
                                        Title:  V.P.
                                              ---------------------------------


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